UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2021

EXELA TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36788	47-1347291
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2701 E. Grauwyler Rd. Irving, TX	75061
(Address of principal executive offices)	(Zip Code)

Company’s telephone number, including area code: (844) 935-2832

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, Par Value $0.0001 per share	XELA	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02	Results of Operation and Financial Condition

On March 16, 2021, Exela Technologies, Inc. (the “Company”) issued a press release providing certain preliminary, unaudited estimates of the Company’s financial performance for the quarter ended December 31, 2020. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated in this Item 2.02 by reference.

The information set forth in Item 7.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On March 16, 2021, the Company posted a corporate overview and financial update to its website, which presentation includes certain unaudited operating results for the year ended December 31, 2020 (the “Presentation”). The Company is furnishing the Presentation as Exhibit 99.2 hereto. The Company is also making available a savings program update slide (the “Slide”) and is furnishing the Slide as Exhibit 99.3 hereto.

The Presentation and Slide are based solely on information available to the Company as of March 16, 2021. The economic environment in which the Company and its subsidiaries are operating has been subject to rapid and dramatic changes as a result of the COVID-19 pandemic and there is an even higher degree of uncertainty surrounding forecasts than would be the case in a normal operating environment. Therefore, it is possible that actual performance and results will differ from the forecasts contained in the Presentation and Slide and such differences may be material. Any financial projections or forecasts included in the Presentation and Slide were not prepared with a view toward public disclosure or compliance with the published guidelines of the U.S. Securities and Exchange Commission. The Presentation does not purport to present the Company’s financial condition in accordance with accounting principles generally accepted in the United States. The Company’s independent auditors have not examined or otherwise applied procedures to the Presentation or Slide and, accordingly, do not express an opinion or any other form of assurance with respect to the Presentation or any projections contained therein. The inclusion of the Presentation and Slide herein should not be regarded as an indication that the Company or its representatives consider the forecasts or projections contained therein to be a reliable prediction of future events, and such forecasts and projections should not be relied upon as such.

The information contained in Item 2.02, Item 7.01 and Exhibits 99.1, 99.2 and 99.3 of this Current Report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Cautionary Statement Concerning Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of federal securities laws. Words such as “expect” and “intend” and similar expressions identify forward-looking statements, which include but are not limited to statements related to our liquidity and potential financing sources. We caution you that these statements are not guarantees of future performance and are subject to numerous evolving risks and uncertainties that we may not be able to accurately predict or assess, including those in our risk factors that we identify in our most recent annual report on Form 10-K for the year ended December 31, 2019, as filed with the Securities and Exchange Commission on June 15, 2020, and any updates thereto in the Company’s quarterly reports on Form 10-Q and current reports on Form 8-K. We caution you not to place undue reliance on our forward-looking statements, which speak only as of their date, and we undertake no obligation to update this information.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press release.
99.2	Presentation.
99.3	Savings update slide.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 16, 2021

EXELA TECHNOLOGIES, INC.

By:	/s/ Erik L. Mengwall
Name: Erik L. Mengwall
Title: Secretary